 IN ACCORDANCE WITH RULE 201 OF REGULATION S-T, THIS FORM 8-K IS BEING FILED IN
               PAPER PURSUANT TO A TEMPORARY HARDSHIP EXEMPTION.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)

                                 APRIL 17, 2001


              Exact Name of Registrant as specified in its charter

                                MYCOM GROUP, INC.



State or other jurisdiction                                     IRS Employer
     of incorporation           Commission File Number     Identification Number
---------------------------     ----------------------     ---------------------
         NEVADA                        0-29836                  33-0677545


                     Address of principal executive offices

                           602 MAIN STREET, SUITE 1200
                             CINCINNATI, OHIO 454202


                          Registrant's telephone number

                                 (513) 352-5560

Item 1.  Changes in Control of Registrant.
         ---------------------------------

         A change in control of the registrant occurred on April 17, 2001. On that date, James T. Bobbitt ("Mr. Bobbitt"), Rob R. Bransom ("Mr. Bransom") and Broughton Acquisition, LLC ("Broughton"), an Ohio limited liability company, acquired control of the registrant from Allan Massey ("Mr. Massey"), Patti Massey ("Ms. Massey"), Joan Carroll ("Ms. Carroll") and George Young ("Mr. Young").

         The change in control resulted from (i) a statutory merger (the "merger") among the registrant, its wholly-owned, non-operating subsidiary, FBT Transaction, Inc. ("FBT"), and Bobbitt & Bransom, Inc. ("B&B"), an Ohio corporation owned fifty percent (50%) by Mr. Bobbitt and fifty percent (50%) by Mr. Bransom, and (ii) a stock purchase agreement (the "stock purchase agreement") among Broughton, as purchaser, and Mr. Massey, Ms. Massey, Ms. Carroll and Mr. Young (collectively referred to as the "sellers"), as sellers. Broughton is owned fifty percent (50%) by Mr. Bobbitt and fifty percent (50%) by Mr. Bransom.

         B&B is engaged in the business of providing internet and network consulting services and marketing and selling computer software and hardware to businesses, government agencies and educational institutions. B&B also designs, hosts and manages Web sites, using eCommerce and personalized marketing strategies. Broughton was formed by Mr. Bobbitt and Mr. Bransom to acquire shares of the registrant from the sellers.

         The merger became effective on April 17, 2001. Under the merger agreement, FBT was merged with and into B&B. As part of this transaction, the registrant acquired one hundred percent (100%) of the outstanding shares of voting stock of B&B. In exchange for their B&B shares, Bobbitt and Bransom each received 10 million voting common shares of the registrant and a $587,857.03 unsecured promissory note from the registrant. Each such promissory note accrues interest at the rate of 4.85% and is payable in 18 equal quarterly installments of $36,111.11.

         The stock purchase agreement was also effective April 17, 2001. Under the stock purchase agreement, Broughton acquired a total of 27 million of the registrant's voting common shares, purchasing 5.4 million such shares from Mr. Massey, 6.75 million shares from Ms. Massey, 7.29 million shares from Ms. Carroll, and 7.56 million shares from Mr. Young. The total purchase price paid by Broughton was $1,088,670.32, paid in the form of $150,000 cash ($30,000 to Mr. Massey, $37,500 to Ms. Massey, $40,500 to Ms. Carroll and $42,000 to Mr. Young) and promissory notes from Broughton to the sellers totaling $938,670.32 ($253,440.99 to Ms. Carroll, $262,827.69 to Mr. Young, $234,667.58 to Ms. Massey
and $187,734.06 to Mr. Massey). Each promissory note bears interest at the rate of 4.85%, is payable in 20 equal quarterly installments of principal and interest, and is unsecured.

         As a result of the merger and the stock purchase agreement, Broughton owns directly 27 million, or 38.73%, of the registrant's outstanding voting common shares. Bobbitt and Bransom each own directly 10 million, or 14.34%, of the registrant's outstanding voting common shares and, through Broughton (in which each owns 50% of the ownership interest) each owns indirectly 13.5 million, or 19.36%, of the registrant's outstanding voting common shares. Bobbitt and Bransom each own, directly or indirectly, 23.5 million, or 33.71%, of the registrant's outstanding voting common shares. Collectively, Broughton, Mr. Bobbitt and Mr. Bransom own directly and indirectly 47 million, or 67.41%, of the registrant's outstanding voting common shares.

         As a condition of the merger, Mr. Massey, Ms. Massey, Ms. Carroll and Joseph Stripling resigned as directors of the registrant and Mr. Bobbitt and Mr. Bransom were elected to fill these vacancies.

         As part of the stock purchase agreement, Mr. Massey, Ms. Massey, Ms. Carroll and Mr. Young placed in an escrow account a total of 4 million of the registrant's voting common shares. During the term of the escrow, the parties to the stock purchase agreement will attempt to sell enough of the escrow shares through a private placement to an unrelated third party to raise $850,000, to be paid to the sellers. Any escrow shares then remaining will be sold to Broughton for a total of $10. If the escrow shares remain unsold for one year, the escrow will terminate and the remaining shares will be returned to the sellers. Ms. Carroll and Mr. Bobbitt are the escrow agents.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         As a result of the merger between and among the registrant, FBT and B&B as described in Item 1, the registrant acquired all of the issued and outstanding shares of voting stock of B&B. As a result thereof, B&B is now a wholly-owned subsidiary of the registrant.

         Prior to the merger, the assets of B&B were used to operate a business which provides internet and network consulting services and markets and sells computer software and hardware to businesses, government agencies and educational institutions. The registrant intends to continue use of the assets of B&B to conduct the same business.


Item 7.  Financial Statements and Exhibits - Index.
         -----------------------------------------

         (a)      Financial statements of businesses acquired.
                  -------------------------------------------

         The Financial Statements required by this item are not included in this report but will be filed by amendment to this form not later than June 30, 2001.

                                                                       Filed herewith
         (c)   Exhibits.                                                       Page #
               ---------                                                       ------
               2(a)  -   Agreement and Plan of Reorganization        See Exhibit B to
                                                       Schedule 13D filed May 7, 2001

               2(b)  -   $587,857.03 Promissory Note from                          60
                         Mycom Group, Inc. to James T. Bobbitt

               2(c)  -   $587,857.03 Promissory Note from                          62
                         Mycom Group, Inc. to Rob R. Bransom

               2(d)  -   Stock Purchase Agreement                    See Exhibit A to
                                                       Schedule 13D filed May 7, 2001

               2(e)  -   $253,440.99 Promissory Note from Broughton                98
                         Acquisition, LLC to Joan Carroll

               2(f)  -   $234,667.58 Promissory Note from Broughton               100
                         Acquisition, LLC to Patti Massey

               2(g)  -   $187,734.06 Promissory Note from Broughton               102
                         Acquisition, LLC to Allan Massey

               2(h)  -   $262,827.69 Promissory Note from Broughton               104
                         Acquisition, LLC to George Young

               2(i)  -   Escrow Agreement by and among Allan Massey,              106
                         Patti Massey, Joan Carroll, George Young and
                         Broughton Acquisition, LLC, and Joan Carroll and
                         James T. Bobbitt as Escrow Agent


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MYCOM GROUP, INC.



Dated: May 1, 2001                        By:  /s/ T. CLAY LEHMANN
                                              --------------------------------
                                              T. CLAY LEHMANN
                                              Chief Financial Officer